                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A
                               (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
|X| Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
| | Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-12

                      ENGINEERED SUPPORT SYSTEMS, INC.
              (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total Fee paid:

| | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                          NOTICE OF SPECIAL MEETING
                             OF SHAREHOLDERS OF
                      ENGINEERED SUPPORT SYSTEMS, INC.

                             St. Louis, Missouri
                                August , 2004

To the Shareholders of Engineered Support Systems, Inc.:

         A Special Meeting of the Shareholders of Engineered Support Systems, Inc. ("ESSI" or "Company") will be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Wednesday, September 15, 2004 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

         1. The approval of a proposed amendment to Article Three of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 90,000,000;

         2. The approval of the Engineered Support Systems, Inc. Executive Incentive Performance Plan;

         3. To grant to the proxyholders the authority to vote in their discretion with respect to the approval of any proposal to postpone or adjourn the Special Meeting to a later date to solicit additional proxies in favor of the approval of the amendment of the Company's Articles of Incorporation and/or the approval of the Engineered Support Systems, Inc. Executive Incentive Performance Plan if there are not sufficient votes for approval of both proposals at the Special Meeting; and

         4. To transact such other business, if any, as lawfully may be brought before the meeting or any adjournment thereof.

         A proxy statement and proxy accompany this Notice of the Special Meeting of the Shareholders.

         We encourage all shareholders to attend the Special Meeting at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121. For security purposes, if you plan to attend, you must notify the Secretary of the Company of your intent to do so by September , 2004 by checking the appropriate box of the proxy or by mail to the address indicated above.

                                  ENGINEERED SUPPORT SYSTEMS, INC.

                                   /s/ Gerald E. Daniels

                                   Gerald E. Daniels
                                   Vice Chairman and Chief Executive Officer


EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE. THE PROXY
SHOULD BE RETURNED BY SEPTEMBER    , 2004 IN THE ENCLOSED ENVELOPE TO ENSURE
THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.

                      ENGINEERED SUPPORT SYSTEMS, INC.
                               201 EVANS LANE
                          ST. LOUIS, MISSOURI 63121

                               PROXY STATEMENT
                                   FOR THE
                     SPECIAL MEETING OF THE SHAREHOLDERS
                      TO BE HELD ON SEPTEMBER 15, 2004

THIS PROXY STATEMENT, WHICH IS BEING MAILED TO SHAREHOLDERS ON, OR ABOUT,
AUGUST    , 2004, IS PROVIDED IN CONJUNCTION WITH THE SOLICITATION OF PROXIES
BY THE BOARD OF DIRECTORS OF ENGINEERED SUPPORT SYSTEMS, INC. ("ESSI" OR "COMPANY") FOR USE AT THE SPECIAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON SEPTEMBER 15, 2004 AT 10:00 A.M. LOCAL TIME AT THE
HEADQUARTERS OF THE COMPANY, 201 EVANS LANE, ST. LOUIS, MISSOURI 63121. THE NOTICE OF MEETING AND THE PROXY ARE ENCLOSED IN THIS PACKAGE. THE PROXY
SHOULD BE RETURNED BY SEPTEMBER    , 2004 IN THE ENCLOSED SELF-ADDRESSED,
POSTAGE PREPAID, ENVELOPE. FOR SECURITY PURPOSES, IF YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MUST NOTIFY THE SECRETARY OF THE COMPANY OF YOUR INTENT
TO DO SO BY SEPTEMBER    , 2004.

                                    PROXY

         The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the Special Meeting of the Shareholders.

         The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy. If the Company receives an executed proxy that contains no instructions, the shares covered by the proxy will be voted in accordance with the Board of Directors' recommendations as follows:

         1. "FOR" the approval of the proposed amendment to Article Three of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 90,000,000;

         2. "FOR" the approval of the Engineered Support Systems, Inc. Executive Incentive Performance Plan;

         3. "FOR" the approval of any proposal to postpone or adjourn the Special Meeting to a later date to solicit additional proxies in favor of the approval of the proposed amendment to the Company's Articles of Incorporation and/or the Engineered Support Systems, Inc. Executive Incentive Performance Plan if there are not sufficient votes for approval of both proposals at the Special Meeting; and

         4. At the discretion of those individuals named in the enclosed proxy, on any other matter that may lawfully be brought before the meeting or any adjournment thereof.

         The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling and mailing the Notice of Special Meeting of Shareholders, the proxy, the proxy statement and the return envelopes, as well as the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.

                             RIGHT OF REVOCATION

         Any shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121 prior to the time the proxy is voted.

                                VOTING RIGHTS

         The shareholders of record at the close of business on August    ,
2004 are entitled to vote at the Special Meeting of the Shareholders or any adjournments or postponements thereof. Shares covered by proxies properly
executed by the Company's shareholders of record on August    , 2004 will be
voted as specified on the proxy and will be voted on all business to be voted upon at the Special Meeting of the Shareholders and any adjournment thereof. Each share is entitled to one vote. As of July 23, 2004, there were 26,561,829 shares of common stock outstanding and entitled to vote.

                                VOTE REQUIRED

         A quorum is required for the transaction of business at the Special Meeting. Attendance at the meeting in person or by proxy of holders of a majority of the issued and outstanding shares entitled to vote at the Special Meeting will constitute a quorum. Shares represented by properly executed proxies, including proxies which direct that the shares be voted to abstain or withhold a vote on a matter, will be counted for purposes of determining whether a quorum exists. Broker non-votes will be counted for purposes of determining whether a quorum exists only if those shares are voted on a matter presented at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         Under applicable law, the vote required for the approval of the amendment to the Company's Articles of Incorporation is a majority of the issued and outstanding common stock. The vote required for the approval of the Engineered Support Systems, Inc. Executive Incentive Performance Plan is a majority of shares represented at the Special Meeting.

             BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

         The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) known by the Company to be beneficially owned by each 5% or greater shareholder as of July 23, 2004.

                                                      SHARES OF COMMON STOCK         PERCENT OF SHARES
         NAME AND ADDRESS OF BENEFICIAL OWNER           BENEFICIALLY OWNED              OUTSTANDING(1)
         ------------------------------------           ------------------              --------------
         Neuberger Berman, Inc.                               3,110,289(2)                11.7%
              605 Third Avenue
              New York, NY 10158

         Barclays Global Investors, N.A.                      2,315,324(3)                 8.7%
              45 Fremont Street
              San Francisco, CA 94105


                                     2


---------

(1) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding as of July 23, 2004.

(2) The information provided herein is based on a Schedule 13G, dated February 13, 2004, filed jointly by Neuberger Berman, Inc., Neuberger Berman, LLC, Neuberger Berman Management, Inc. and Neuberger Berman Genesis Fund. The filing parties reported sole voting power with respect to 42,562 shares, shared voting power with respect to 2,274,800 shares and shared dispositive power with respect to 3,110,289 shares reported as beneficially owned. Neuberger Berman Genesis Fund reported shared voting and shared dispositive power with respect to 2,163,975 shares reported as beneficially owned.

(3) The information provided herein is based on a Schedule 13G, dated February 17, 2004, filed jointly by Barclays Global Investors N.A., Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited, Barclays Private Bank & Trust (Isle of
      Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited, Barclays Bank (Suisse) SA, Barclays Private Bank Limited, and Barclays Capital Inc. The filing parties reported sole voting and sole dispositive power with respect to 2,124,714 shares.

         The following table sets forth the number of shares of common stock beneficially owned by (a) each director, (b) each executive officer named in the Summary Compensation Table, and (c) all directors and executive officers as a group as of July 23, 2004:

                                                      SHARES OF COMMON STOCK          PERCENT OF SHARES
NAME OF BENEFICIAL OWNER                             BENEFICIALLY OWNED(1)(2)           OUTSTANDING(3)
------------------------                             ------------------------         -----------------
Michael F. Shanahan, Sr.                                       563,375                       2.1%

Gerald E. Daniels                                              202,512                      (4)

Gerald A. Potthoff                                             602,549                       2.2%

Gary C. Gerhardt                                               818,373                       3.0%

Ronald W. Davis                                                232,590                      (4)

William H. T. Bush                                              61,876                      (4)

General Michael P.C. Carns, U.S. Air Force, Retired             55,716                      (4)

MG George E. Friel, U.S. Army, Retired                           8,041                      (4)

Thomas J. Guilfoil                                              87,216                      (4)

S. Lee Kling                                                    68,069                      (4)

LTG Kenneth E. Lewi, U.S. Army, Retired                         48,978                      (4)

General Charles T. Robertson, Jr.                               19,688                      (4)
U.S. Air Force, Retired


                                     3


General Crosbie E. Saint, U.S. Army, Retired                    13,688                      (4)

Michael F. Shanahan, Jr.                                        87,562                      (4)

Earl W. Wims, Ph.D.                                             42,889                      (4)

All directors and executive officers as a group
  (38 persons)                                               3,746,893                      12.81%

---------

(1) Except as otherwise noted, each individual has sole voting and investment power with respect to shares listed above.

(2) Totals include the following shares subject to stock options owned that are either presently exercisable or exercisable within 60 days after July 23, 2004: Mr. Shanahan, Sr. (0), Mr. Daniels (200,000),
      Mr. Potthoff (540,938), Mr. Gerhardt (704,063), Mr. Davis (228,438),
      Mr. Bush (53,438), Mr. Carns (53,438), Mr. Friel (5,625), Mr. Guilfoil (11,250), Mr. Kling (30,938), Mr. Lewi (5,625), Mr. Robertson, Jr.
      (19,688), Mr. Saint (13,688), Mr. Shanahan, Jr. (16,875), Mr. Wims
      (28,125) and all directors and executive officers as a group
      (2,693,629).

(3) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding as of July 23, 2004, as increased by the assumed exercise of all options owned by the Beneficial Owner indicated.

(4)   The Percentage of Shares Outstanding is less than one percent.

                                PROPOSAL ONE
                   AMENDMENT TO ARTICLES OF INCORPORATION

         The Board is proposing an amendment to Article Three of the Company's Articles of Incorporation to increase the number of authorized shares of stock of the Company from 30,000,000 shares of common stock to 90,000,000 shares of common stock (the "Articles Amendment") for approval by the shareholders. A copy of the form of Articles Amendment is attached to this proxy statement as Appendix A.
                        ----------

REASONS FOR ARTICLES AMENDMENT

         The Board of Directors believes that the flexibility provided by the increase in the authorized shares of common stock, which will permit the Board, in its discretion, to issue or reserve additional shares of common stock without the delay or expense of a meeting of shareholders, is in the best interests of the Company and the shareholders. Shares of common stock may be used for general corporate purposes, including acquisitions, possible financing activities, stock splits and other employee, executive and director benefit plans. Possible financing activities might include raising additional capital funds through offerings of shares of the common stock. The Board of Directors has no current plan, understanding or arrangement to issue any of the additional shares of common stock.

EFFECT OF ARTICLES AMENDMENT

         The issuance of any additional shares of common stock may have the effect of diluting the percentage of stock ownership, book value and voting rights of the present holders of the common stock. The increase in the authorized common stock of the Company also may have the effect of discouraging attempts to take over control of the Company, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of the Company. The Articles Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Company's Articles of Incorporation and Bylaws having an anti-takeover effect.

         The Board adopted the Articles Amendment on July 15, 2004 and is seeking approval by the shareholders through this proxy solicitation.

         THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ARTICLES AMENDMENT.

                                PROPOSAL TWO
              APPROVAL OF THE ENGINEERED SUPPORT SYSTEMS, INC.
                    EXECUTIVE INCENTIVE PERFORMANCE PLAN

         The Board is proposing the Engineered Support Systems, Inc. Executive Incentive Performance Plan (the "Incentive Plan") for approval by the shareholders. The following description of the material features of the Incentive Plan is a summary and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached to this proxy statement as Appendix B.
----------

DESCRIPTION OF THE INCENTIVE PLAN

         The objective of the Incentive Plan is to provide for the payment of qualified performance-based compensation in the form of bonuses that is not subject to the deduction limitation contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Employees who are "covered employees" for purposes of Section 162(m) or who may be a covered employee as of the end of the tax year for which the Company would claim a tax deduction in connection with payment of compensation to that employee are eligible for awards under the Incentive Plan. Section 162(m) defines covered employees as the chief executive officer of the Company or an individual acting in that capacity and those employees whose compensation the Company is required by the Securities Exchange Act of 1934, as amended, to report to shareholders because the employee is among the four other highest paid officers for the taxable year. Currently, there are five employees who would be eligible under the Incentive Plan.

         The Incentive Plan will be administered by the Compensation Committee of the Board or another committee appointed by the Board to serve as administrator of the Incentive Plan (the "Committee"). The Committee at all times will consist of persons who are "outside directors" as that term is defined in the regulations adopted under Section 162(m). The Committee, in its sole and absolute discretion, may modify, amend, terminate or suspend the Incentive Plan.

         The Committee will determine annually the employees who will participate in the Incentive Plan (the "Participants"). The Committee may withdraw approval for a Participant's participation at any time, at which time the employee involved will cease to be a Participant in the Incentive Plan. Participants may be awarded bonuses subject to a maximum bonus amount of $4,000,000 for the fiscal year ending October 31, 2004, which maximum bonus amount for each subsequent fiscal year shall be increased by 10% of the maximum bonus for the preceding fiscal year.

         The Committee shall establish objective performance criteria for the attainment of each Participant's maximum bonus amount for any fiscal year which shall include one or more of the following criteria: (1) pre-tax or after-tax return on equity; (2) earnings per share; (3) pre-tax or after-tax net income, as defined by the Committee; (4) business unit or departmental pre-tax or after-tax income; (5) book value per share;
(6) relative performance to peer group companies; (7) expense management; and
(8) total return to shareholders. The Committee establishes the performance criteria for a Participant at the beginning of the period set by the Committee for achievement of the criteria. Following the period set for achievement of the criteria, the Committee will certify in writing whether the goals were met by the Participant. If the goals for a Participant were not met, no amounts will be paid to that Participant under the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Assuming compliance with Section 162(m) of the Code, the Company is entitled to a tax deduction at the time the Participant realizes taxable income. Section 162(m) and the regulations adopted thereunder limit the deductibility of non-qualifying compensation in excess of $1,000,000 paid to covered employees. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Compensation Committee's policy is to maximize the tax deductibility of executive compensation without compromising the essential framework of the existing total compensation program. The Committee may elect to forgo deductibility for federal income tax purposes if such action is, in the opinion of the Committee, necessary or appropriate to further the goals of the Company's executive compensation program, or otherwise is in the Company's best interests.

NEW PLAN BENEFITS

         The amounts that will be received by or allocated to employees under the Incentive Plan are not determinable because such amounts, if any, will be awarded in the future at the discretion of the Committee.

         The Board adopted the Incentive Plan on July 15, 2004 and is seeking approval by the shareholders through this proxy solicitation.

         THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE INCENTIVE PLAN.

                               PROPOSAL THREE
                   APPROVAL OF ANY PROPOSAL TO POSTPONE OR
                         ADJOURN THE SPECIAL MEETING

         If the requisite shareholder votes approving the Articles Amendment and the Incentive Plan have not been received at the time of the Special Meeting, holders of the Company's common stock may be asked to vote on a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies in favor of the Articles Amendment and Incentive Plan proposals.

         THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF ANY SUCH ADJOURNMENT OR POSTPONEMENT OF THE MEETING, IF NECESSARY.

                    REPORT OF THE COMPENSATION COMMITTEE
                          ON EXECUTIVE COMPENSATION

         The following report is provided by the Compensation Committee. The Committee supervises the Company's Executive Compensation Program
("Program") and is directly responsible for compensation actions affecting the Chairman and other executive officers of the Company and its subsidiaries. The Committee met three times in fiscal year 2003.

                    THE EXECUTIVE COMPENSATION PHILOSOPHY

         The Program is designed and managed to link executive compensation to four basic objectives: Company performance, shareholder return, individual performance and competitive position. With respect to competitive position, the Program is designed to pay competitive compensation so the Company is able to attract and retain highly qualified executives. In determining competitive compensation practices, the Committee frequently utilizes information about other relevant companies' compensation levels, as well as information from qualified compensation consultants.

         The Program uses overall Company performance in determining compensation levels and compensation changes. The Committee considers the Company's overall performance in meeting both short-term and long-term objectives and considers the Company's operating achievements in typical performance measures such as earnings, cash management and contract backlog. The Committee also considers the Company's progress towards long-term strategic objectives that cannot be easily quantified.

         The Program also links the interests of the Company's executives with the interests of its shareholders. This is accomplished by allocating a portion of executive compensation to performance-based equity compensation.

                     THE EXECUTIVE COMPENSATION PROGRAM

         The Program consists of three basic elements: base salary, incentive bonus compensation and performance-based equity compensation. Base salaries are reviewed annually. Salary changes reflect overall Company performance, pay competitiveness and individual performance.

         A substantial portion of each executive's annual cash compensation is tied to the Company's performance through incentive bonus compensation. The goals of this element of compensation are to focus the attention of executives on profits, continued growth, increased efficiency and teamwork, as well as to improve the Company's ability to attract and retain outstanding executive talent.

         The Committee determines the annual incentive bonus payment for each executive at the end of each fiscal year based on the Company's performance in important areas such as earnings, contract backlog and cash management. The Committee also considers the executive's individual contribution to the Company's performance and the executive's contributions to the Company's progress towards long-term strategic objectives. Certain executives do receive minimum bonus payments.

         To ensure that management's interests are directly tied to shareholder return, a substantial portion of an executive's total compensation is equity compensation. To place emphasis on shareholder return, the Company, pursuant to shareholder approval, has adopted various Stock Option Plans ("Option Plans"). As of October 31, 2003, there were 4,432,498 shares reserved for issuance upon the exercise of outstanding options or future issuance under the Option Plans. As of July 23, 2004, there were 3,360,027 shares reserved for issuance upon the exercise of outstanding options or future issuance under the Option Plans. All options granted to date have been awarded at an exercise price equal to the fair market value of the stock on the date of the award. The Option Plans are administered by the Compensation Committee and option awards are made subjectively based upon the evaluations of the executive's past and anticipated future contribution to the Company's performance.

               FISCAL YEAR 2003 EXECUTIVE OFFICER COMPENSATION

         In determining the fiscal year 2003 performance compensation payments for the Chairman and Chief Executive Officer and the other executive officers, the Committee considered the Company's operating performance and return to shareholders. Fiscal year 2003 net revenues from continuing operations, net income from continuing operations and book value increased 40%, 56% and 46%, respectively, over fiscal year 2002. Share price increased 125% from $24.44 per share on December 31, 2002, as adjusted for the three-for-two stock split effected by the Company on October 31, 2003, to $55.06 per share on December 31, 2003. The Committee also considered each executive's contribution to the Company's performance.

         Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $1,000,000 and an incentive bonus payment of $1,500,000 for the Company's Chairman. Based on the subjective evaluation of the above factors, the Committee also approved the base annual salary of $600,000 and an incentive bonus payment of $262,500 for the Vice Chairman and Chief Executive Officer, the base annual salary of $500,000 and an incentive bonus payment of $375,000 for the President and Chief Operating Officer; the base annual salary of $400,000 and an incentive bonus payment of $300,000 for the Vice Chairman and Chief Financial Officer; and, the base annual salary of $350,000 and an incentive bonus payment of $262,500 for the President, Business Development. The Committee also awarded options for 0, 150,000, 15,000, 15,000 and 15,000 shares under the Option Plans to Mr. Shanahan, Sr., Mr. Daniels, Mr. Potthoff, Mr. Gerhardt and
Mr. Davis, respectively.

         The Company does have employment agreements with its Chairman and the other executive officers. These employment agreements are discussed in the next section of this proxy statement.

                                   SUMMARY

         Through the design and management of the Executive Compensation Program, as described above, the Committee believes total compensation of the Company's executives is linked directly to Company performance, individual performance and shareholder return. The Committee will continue to emphasize performance-based and stock-based compensation that is consistent with individual performance and that links management and shareholder interests. The Committee concludes that the Company's performance and the competitive market warrant the compensation package approved for Mr. Shanahan, Sr. and the other executive officers.

               THE COMPENSATION COMMITTEE FOR FISCAL YEAR 2003

                        LTG Kenneth E. Lewi, Chairman
                             Thomas J. Guilfoil
                                Earl W. Wims

         The report set forth above was furnished by the Compensation Committee for fiscal year 2003. In March 2004, General Crosbie E.
Saint replaced Earl W. Wims on the Company's Compensation Committee.

                               DIRECTORS FEES

         Directors who are not full-time employees of the Company are paid $1,000 for each meeting of the Board and $500 for each meeting of the committee(s) on which they serve. Committee chairmen receive an additional $500 per meeting. Directors are also paid $2,800 per month during their term. Non-employee directors are reimbursed for expenses incurred in attending meetings.

         Non-employee directors also receive annual stock option awards in accordance with the Engineered Support Systems, Inc. 2002 Stock Option Plan for Non-Employee Directors. On March 4, 2003, Mssrs. Bush, Carns, Friel, Guilfoil, Kling, Lewi, Robertson, Saint, Shanahan, Jr. and Wims each received an option to acquire 5,625 shares of Engineered Support Systems, Inc. common stock at an exercise price of $24.92 per share. Both the option shares and exercise price have been adjusted to reflect the three-for-two stock split effected by the Company on October 31, 2003. Additionally, on March 2, 2004, Mssrs. Bush, Carns, Friel, Guilfoil, Kling, Lewi, Robertson, Saint, Shanahan, Jr. and Wims each received an option to acquire 5,625 shares of the Company's common stock at an exercise price of $53.75 per share.

                            EMPLOYMENT AGREEMENTS

         The Company has employment agreements with certain executive officers. The following is a summary of the terms and conditions of those agreements with the Chairman, the Vice Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Vice Chairman and Chief Financial Officer and the President, Business Development.

         CHAIRMAN OF THE BOARD. The employment agreement with Michael F. Shanahan, Sr. was executed on September 1, 1998 for a term of three years. Unless terminated by either party upon 30 days prior written notice, or for cause upon seven days notice, the employment agreement continues on a year-to-year basis. The current base salary under this agreement is $1,250,000.

         If the agreement is terminated by the Company, for other than cause, Mr. Shanahan is entitled to termination pay equal to twice his total annual compensation (payable in 24 equal monthly payments) for the fiscal year of the Company ending immediately prior to the date of termination.
Mr. Shanahan is prohibited from competing with the Company for a period of one year after termination. The employment agreement further provides that he shall be entitled to a bonus in accordance with the terms of the agreement. The employment agreement also provides that the Company will reimburse his expenses associated with performing his duties on behalf of the Company.

         The Company is also a party to split dollar life insurance agreements with Mr. Shanahan. Under these arrangements, the Company will make annual life insurance premium payments for Mr. Shanahan. In return, the Company will be reimbursed for premiums it has paid. As provided for by the insurance policies, the Company can borrow funds against the cash surrender value. Ownership rights are subordinate to the Company's rights to be reimbursed for the premiums it has paid. Mr. Shanahan's employment agreement requires the Company to maintain life insurance on Mr. Shanahan during the term of the agreement.

         The employment agreement also provides for deferred compensation to be paid in the event of the retirement, disability or death of Mr. Shanahan. For disability, the benefit is $52,500 per month for a maximum of 60 consecutive months. For retirement or death, the benefit is $52,500 per month for 24 months. Although Mr. Shanahan has the right to vote on the authorization of his employment agreement as recommended by the Compensation Committee, he abstained from voting on it as on all other matters pertaining to his compensation.

         VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER. The employment agreement with Gerald E. Daniels was executed on April 1, 2003 for a term of one year. Unless terminated by either party upon 30 days prior written notice, or for cause upon seven days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Daniels' employment agreement, Mr. Daniels is paid a base annual salary of $720,000 and receives an annual incentive bonus payment. Mr. Daniels has also been granted club membership and is reimbursed for expenses associated with performing his duties on behalf of the Company.

         PRESIDENT AND CHIEF OPERATING OFFICER. The employment agreement with Gerald A. Potthoff was executed on October 1, 1999 for a term of three years. Unless terminated by either party upon 30 days prior written notice, or for cause upon seven days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Potthoff's employment agreement, Mr. Potthoff is paid a base annual salary of $550,000 and receives an annual incentive bonus payment. Mr. Potthoff has also been granted club memberships and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company also has a split dollar life insurance arrangement with

Mr. Potthoff similar to its agreement with Mr. Shanahan. Mr. Potthoff also receives benefits under a Supplemental Executive Retirement Plan.

         VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER. The employment agreement with Gary C. Gerhardt was executed on October 1, 1999 for a term of three years. Unless terminated by either party upon 30 days prior written notice, or for cause upon seven days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Gerhardt's employment agreement, Mr. Gerhardt is paid a base annual salary of $480,000 and receives an annual incentive bonus payment. Mr. Gerhardt has also been granted club memberships and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Gerhardt similar to its agreement with Mr. Shanahan.

         PRESIDENT, BUSINESS DEVELOPMENT. The employment agreement with Ronald W. Davis was executed on October 1, 1999 for a term of three years. Unless terminated by either party upon 30 days prior written notice, or for cause upon seven days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Davis' employment agreement, Mr. Davis is paid a base annual salary of $430,000 and receives an annual incentive bonus payment. Mr. Davis has also been granted club memberships and he is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Davis similar to the agreement with Mr. Shanahan.

         Pending clarification of certain provisions of the Sarbanes-Oxley Act of 2002, the Company has suspended payment of premiums with respect to the split dollar life insurance agreements for Mr. Shanahan and for those other officers with split dollar life insurance agreements with the Company. In accordance with the terms of the insurance policies, the insurance carriers have applied available cash values in payment of premiums otherwise payable in 2003 and 2004.

                         SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation for the last three fiscal years for the Company's Chairman and the four next most highly compensated executive officers for the fiscal year ended October 31, 2003:

                                            ANNUAL COMPENSATION
                                          -----------------------
                                                                      SECURITIES
                                                                      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR    SALARY ($)    BONUS ($)     OPTIONS(1)   COMPENSATION($)
---------------------------       ----    ----------    ---------     ----------   ---------------
Michael F. Shanahan, Sr.          2003    1,000,000     1,500,000             0       301,300(2)
Chairman                          2002      900,000       714,000       860,625       233,600
                                  2001      720,000       700,000       967,500       157,300

Gerald E. Daniels(4)              2003      350,000       262,500       150,000        14,400
Vice Chairman and Chief
Executive Officer

Gerald A. Potthoff                2003      500,000       375,000        15,000       268,600(3)
President and Chief Operating     2002      320,000       250,000       350,625       181,900
Officer                           2001      300,000       160,000       105,000       110,300

Gary C. Gerhardt                  2003      400,000       300,000        15,000        29,600
Vice Chairman and Chief           2002      280,000       200,000       275,625        15,000
Financial Officer                 2001      255,000       140,000        90,000        14,700

Ronald W. Davis                   2003      350,000       262,500        15,000        30,200
President, Business Development   2002      200,000       175,000       275,625        14,900
                                  2001      177,500       100,000        90,000        14,700



                                     11


---------

(1) All option amounts have been restated to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2003.

(2) This amount includes $270,700 accrued pursuant to Mr. Shanahan's employment agreement which provides for deferred compensation to be paid in the event of retirement, disability, or death; $17,400 pursuant to the benefit of life insurance premiums paid by the Company on Mr. Shanahan's behalf; and, $13,200 of common stock contributed through the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

(3) This amount includes $245,000 accrued pursuant to Mr. Potthoff's employment agreement in connection with a Supplemental Executive Retirement Plan; $11,600 of life insurance premiums paid by the Company on Mr. Potthoff's behalf; and, $12,000 for reimbursement of personal expenses.

(4) Amounts for 2002 and 2001 are not presented for Mr. Daniels as his employment with the Company commenced April 1, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock option grants made during the fiscal year ended October 31, 2003 to the individuals named in the Summary Compensation Table.

                          ----------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE VALUE
                          NUMBER OF                                                            AT ASSUMED ANNUAL RATES
                          SECURITIES        PERCENT OF         EXERCISE                      OF STOCK PRICE APPRECIATION
                          UNDERLYING       TOTAL OPTIONS        PRICE                             FOR OPTION TERM(3)
                            OPTIONS         GRANTED IN           PER        EXPIRATION      ----------------------------
          NAME            GRANTED (1)     FISCAL YEAR (%)    SHARE ($)(1)     DATE(2)         5% ($)         10% ($)
          ----            -----------     ---------------    ------------   ----------        ------         -------
Michael F. Shanahan, Sr.          0            0.0                 --              --              --              --
Gerald E. Daniels           150,000           19.6              26.10         3/31/08       1,082,000       2,390,000
Gerald A. Potthoff           15,000            2.0              44.187       10/27/08         846,000       1,067,000
Gary C. Gerhardt             15,000            2.0              44.187       10/27/08         846,000       1,067,000
Ronald W. Davis              15,000            2.0              44.187       10/27/08         846,000       1,067,000

---------

(1) All option amounts and exercise prices have been adjusted to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2003.

(2) The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the common stock price. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on, among other things, the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected above will be achieved. Additionally, these values do not take into consideration the option provision providing for nontransferability.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

         The following table sets forth information concerning the number of exercisable and unexercisable stock options at October 31, 2003 held by the individuals named in the Summary Compensation Table.

                                                                                                     VALUE OF
                                                                                NUMBER OF           UNEXERCISED
                                                                               SECURITIES          IN-THE-MONEY
                                                                           UNDERLYING OPTIONS       OPTIONS AT
                                              NUMBER OF                        AT 10/31/03           10/31/03
                                                SHARES           VALUE        EXERCISEABLE/        EXERCISABLE/
         NAME                            ACQUIRED ON EXERCISE  REALIZED($)   UNEXERCISABLE(1)    UNEXERCISABLE($)
         ----                            --------------------  -----------   ----------------    ----------------
Michael F. Shanahan, Sr.                       225,000          1,042,000      1,065,938/0         27,720,800/0
Gerald E. Daniels                                    0                  0        150,000/0          2,846,000/0
Gerald A. Potthoff                              60,750          1,322,000        698,438/0         19,564,800/0
Gary C. Gerhardt                                42,189            862,000        844,688/0         27,364,800/0
Ronald W. Davis                                      0                  0        428,438/0         10,765,200/0

---------

(1) All option amounts have been adjusted to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2003.

                    EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of October 31, 2003 with respect to the shares of common stock that may be issued under the Company's existing equity compensation plans:

                                                                                                 NUMBER OF SHARES
                                                                                             REMAINING AVAILABLE FOR
                                                                                              FUTURE ISSUANCE UNDER
                                                                                               EQUITY COMPENSATION
                                         NUMBER OF SHARES TO BE        WEIGHTED-AVERAGE          PLANS (EXCLUDING
                                        ISSUED UPON EXERCISE OF        EXERCISE PRICE OF     SECURITIES REFLECTED IN
                                           OUTSTANDING OPTIONS        OUTSTANDING OPTIONS           COLUMN (a))
         PLAN CATEGORY                            (a)                        (b)                       (c)
     ---------------------              -----------------------       -------------------    -----------------------
Equity compensation plans approved by
  shareholders                                 4,041,723                   $20.182                   754,326

Equity compensation plans not
  approved by stockholders                       390,775                    23.12                       --
                                        -----------------------       -------------------    -----------------------
Total                                          4,432,498                   $20.44                    754,326
                                        -----------------------       -------------------    -----------------------

                              PERFORMANCE GRAPH

         The following graph compares the annual percentage change in the Company's cumulative total shareholder return on its common stock with
(1) the cumulative total return on the Standard and Poor's 500 composite index ("S&P 500") and with (2) the cumulative total return of the Standard and Poor's Aerospace & Defense index ("S&P Aerospace & Defense") for the period October 31, 1998 through October 31, 2003.


                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG ENGINEERED SUPPORT SYSTEMS, INC., THE S & P 500 INDEX
                   AND THE S & P AEROSPACE & DEFENSE INDEX


                                   [GRAPH]


                                          10/98        10/99       10/00        10/01       10/02       10/03
                                          -----        -----       -----        -----       -----       -----
Engineered Support Systems, Inc.          100.00        82.68      130.54       439.73      432.51      897.24
S & P 500                                 100.00       125.67      133.33       100.12       85.00      102.68
S & P Aerospace and Defense               100.00        99.08      124.25        90.70       92.92      106.17

* Assumes $100 invested on October 31, 1998, and assumes the reinvestment of dividends.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In fiscal 2003, Thomas J. Guilfoil, LTG Kenneth E. Lewi and Earl W. Wims served on the Company's Compensation Committee. No member of the Compensation Committee was an officer or employee of the Company during that period.

              SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Shareholder proposals for the 2005 Annual Meeting of the Shareholders must be received by the Company no later than October 31, 2004 for inclusion in the Company's proxy statement and proxy for that meeting. Shareholder proposals that are not included in the proxy statement may be considered at the 2005 Special Meeting if such proposals are received by the Company no later than December 15, 2004. All proposals should be submitted to the Company at 201 Evans Lane, St. Louis, MO 63121, Attention: Corporate Secretary.

                         INCORPORATION BY REFERENCE

         In the Company's filings with the Securities and Exchange Commission (the "SEC"), information is sometimes "incorporated by reference." This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. This proxy statement incorporates by reference the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003, and the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2004 and April 30, 2004, which contains important information about the Company and the Company's financial condition that is not set forth in this proxy statement. Upon written request from any shareholder of record as of August , 2004 (or any beneficial owner representing they are or were entitled to vote at the Special Meeting), the Company will furnish to that shareholder, without charge, its Annual Report on Form 10-K for the fiscal year ended October 31, 2003, and its Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2004, and April 30, 2004, as filed with the SEC, including financial statements. Requests should be directed to: Investor Relations, Engineered Support Systems, Inc., 201 Evans Lane, St. Louis, MO 63121.

                                OTHER MATTERS

         Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter that anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, the individuals named in the accompanying proxy, or their duly qualified substitutes acting at the meeting, will be deemed authorized to vote or otherwise act in accordance with their judgment on such matters.


                                       BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ David D. Mattern

                                         David D. Mattern,
                                         Secretary and General Counsel


Dated: August   , 2004

                                                         Mark Here / /
                                                         for Address Change or
                                                         Comments
                                                         SEE REVERSE SIDE

1.  Amendment of the Company's Articles of           FOR     AGAINST    ABSTAIN
    Incorporation to increase the number of          | |       | |        | |
    authorized shares of common stock from
    30,000,000 to 90,000,000.

2.  Engineered Support Systems, Inc. Executive       FOR     AGAINST    ABSTAIN
    Incentive Performance Plan.                      | |       | |        | |

3.  Grant to the proxyholders the authority to       FOR     AGAINST    ABSTAIN
    vote, in their discretion, with respect to the   | |       | |        | |
    approval of any proposal to postpone or adjourn the Special Meeting to a later date to solicit additional proxies in favor of the approval of the amendment of the Company's Articles of Incorporation and the Engineered Support
    Systems, Inc. Executive Incentive Performance
    Plan if there are not sufficient votes for approval of both proposals at the Special
    Meeting.


SIGNATURE _____________________ SIGNATURE _____________________ DATE ________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT MEMBERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

-------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

                    VOTE BY INTERNET OR TELEPHONE OR MAIL
                        24 HOURS A DAY, 7 DAYS A WEEK

  INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                   THE DAY PRIOR TO SPECIAL MEETING DAY.

    YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED
                              YOUR PROXY CARD.

         -----------------------------------------------------------

                                  INTERNET
                         http://www.eproxy.com/easi
                    Use the Internet to vote your proxy.
                      Have your proxy card in hand when
                          you access the web site.

         -----------------------------------------------------------

                                     OR

         -----------------------------------------------------------

                                  TELEPHONE
                               1-800-435-6710
                       Use any touch-tone telephone to
                      vote your proxy. Have your proxy
                         card in hand when you call.

         -----------------------------------------------------------

                                     OR

         -----------------------------------------------------------

                                    MAIL
                             Mark, sign and date
                               your proxy card
                                     and
                              return it in the
                            enclosed postage-paid
                                  envelope.

         -----------------------------------------------------------

             IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                    PROXY

                      ENGINEERED SUPPORT SYSTEMS, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
     THE COMPANY FOR SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 15, 2004

The undersigned hereby appoints Michael F. Shanahan, Sr. proxy, with full power of substitution, to represent the undersigned at the Special Meeting of shareholders of Engineered Support Systems, Inc. to be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Wednesday, September 15, 2004, and at any adjournments thereof, on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE. The Proxy cannot vote your shares unless you sign and return this card.

-------------------------------------------------------------------------------
ADDRESS CHANGE/COMMENTS (Mark the corresponding box on the reverse side)

                                  APPENDIX

Page 14 of the printed Proxy contains a stock performance graph. The information contained in the graph has been presented in a tabular format that may be processed by the EDGAR system.

                                                                  Appendix A

                          FORM OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION
                                     OF
                      ENGINEERED SUPPORT SYSTEMS, INC.

Article Number Three is amended to read as follows:

The aggregate number of shares which the Corporation shall have authority to issue shall be: Ninety Million Shares (90,000,000) of common stock, with the par value of One Cent ($.01) per share.

                                                                  Appendix B

                      ENGINEERED SUPPORT SYSTEMS, INC.

                    EXECUTIVE INCENTIVE PERFORMANCE PLAN


                    ARTICLE I. ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT OF THE PLAN. Engineered Support Systems, Inc. (the "Company") hereby establishes the Engineered Support Systems, Inc. Executive Incentive Performance Plan (the "Plan") as set forth in the Agreement.

         1.2 PURPOSE. Section 162(m) of the Internal Revenue Code of 1986 limits to $1,000,000 the amount of an employer's deduction for a fiscal year relating to compensation for certain executive officers, with exceptions for specific types of compensation such as performance-based compensation.

             This Plan is intended to provide for the payment of qualified performance-based compensation in the form of bonuses that is not subject to the Section 162(m) deduction limitation.

         1.3 EFFECTIVE DATE. The effective date of the Plan is July 15, 2004, subject to approval of the material terms of the Plan by the Company's shareholders.


                           ARTICLE II. DEFINITIONS

         2.1 DEFINITIONS. Whenever used herein, the following terms will have the meanings set forth below, unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized.

             (a) "Board" means the Board of Directors of the Company.

             (b) "Code" means the Internal Revenue Code of 1986, as amended.

             (c) "Committee" means the Compensation Committee of the Board, or another committee appointed by the Board to serve as the administrator for the Plan, which committee at all times consists of persons who are "outside directors" as that term is defined in the regulations promulgated under Section 162(m) of the Code.

             (d) "Company" means Engineered Support Systems, Inc.

             (e) "Employer" means the Company and any entity that is a subsidiary or affiliate of the Company.

             (f) "Participant" for a Performance Period means an officer or other key employee who is designated by the Committee as a participant in the Plan for that Performance Period in accordance with
Article III.

             (g) "Target Award" shall mean the maximum amount that may be paid to a Participant as a bonus for a Performance Period if certain performance criteria are achieved in the Performance Period.

             (h) "Performance Period" shall mean the fiscal year of the Company; or any other period designated as a Performance Period by the Committee.

         2.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

                 ARTICLE III. ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY. The Participants in this Plan for any Performance Period shall be comprised of each employee of the Company who is a "covered employee" for purposes of Section 162(m) of the Code, or who may be such a covered employee as of the end of a tax year for which the Company would claim a tax deduction in connection payment of compensation to such employee, during such Performance Period and who is designated individually or by class to be a Participant for such Performance Period by the Committee at the time a Target Award is established for such employee.

         3.2 PARTICIPATION. Participation in the Plan will be determined annually by the Committee. Employees approved for participation will be notified of their selection as soon after approval as practicable.

         3.3 TERMINATION OF APPROVAL. The Committee may withdraw approval for a Participant's participation at any time. In the event of such withdrawal, the Employee concerned will cease to be a Participant as of the date of such withdrawal. The Employee will be notified of such withdrawal as soon as practicable following the Committee's action. A Participant who is withdrawn from participation under this Section will not receive any award for the Performance Period under this Plan.

                      ARTICLE IV. PERFORMANCE CRITERIA

         4.1 TARGET AWARDS. The Committee shall establish objective performance criteria for the Target Award of each Participant for each Performance Period in writing. Such formula shall be based upon one or more of the following criteria, individually or in combination, as the Compensation Committee in its discretion shall determine: (a) pre-tax or after-tax return on equity; (b) earnings per share; (c) pre-tax or after-tax net income, as defined by the Committee; (d) operating cash flow; (e) earnings before interest expense, income taxes, depreciation and amortization; (f) revenue; (g) business unit or departmental pre-tax or after-tax income; (h) book value per share; (i) market price per share; (j) relative performance to peer group companies;
(k) expense management; and (l) total return to stockholders. Such formula shall be sufficiently detailed and objective so that a third party having knowledge of the relevant performance results could calculate the bonus amount to be paid to the Participant pursuant to such Target Award formula.

             Such Target Award shall be established in writing by the Committee no later than 90 days after the beginning of such Performance Period (but no later than the time prescribed by Section 162(m) of the Code or the regulations thereunder in order for the level to be considered pre-established).

         4.2 PAYMENT OF BONUS. As a condition to the right of a Participant to receive any bonus under this Plan, the Committee shall first be required to certify in writing, by resolution of the Committee or other appropriate action, that the performance criteria of the Target Award have been achieved and that the bonus amount of such Target Award has been accurately determined in accordance with the provisions of this Plan. For this purpose, approved minutes of a meeting of the Committee in which the certification is made shall be treated as written certification.

             The Committee shall have the right to reduce the amount payable pursuant to a Target Award of a Participant in its sole discretion at any time and for any reason before the bonus is payable to the Participant, based on such criteria as it shall determine. Notwithstanding any contrary provision of this Plan, the Committee may not adjust upwards the amount payable pursuant to a Target Award subject to this Plan, nor may it waive the achievement of the performance criteria established pursuant to this Plan for the applicable Performance Period.

             The bonus amount so determined by the Committee shall be paid to the Participant as soon as administratively practical after the amount of the bonus had been determined and documented as provided above. The bonus payable under this Plan shall be the sole bonus payable to each Participant with respect to a Performance Period.

             The amount payable pursuant to Target Award may be paid in the form of cash, an award under any benefit plan of the Company or any other form of payment approved by the Committee; provided that the value of such payments at the time the payment, credit or award is made, does not exceed the dollar amount of the Target Award.

         4.3 MAXIMUM BONUS. The maximum bonus amount payable to each Participant for the 2004 year Performance Period shall be $4,000,000. Thereafter, the maximum bonus amount for each subsequent Performance Period shall be increased by 10% over the maximum bonus amount for the immediately preceding Performance Period.

             The Committee shall have the power to impose such other restrictions on Target Awards and bonuses subject to this Plan as it may deem necessary or appropriate to ensure that such bonuses satisfy all requirements for "performance-based compensation" within the meaning of
Section 162(m) of the Code, the regulations promulgated thereunder, and any successors thereto.

                     ARTICLE V. RIGHTS OF PARTICIPATION

         5.1. EMPLOYMENT. Nothing in this Plan will interfere with or limit in any way the right of the Employer to terminate a Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of an Employer.

         5.2 NONTRANSFERABILITY. No right or interest of any Participant in this Plan will be assignable or transferable or subject to any lien or encumbrance, whether directly or indirectly, by operation of law or otherwise, including without limitation execution, levy, garnishment, attachment, pledge, and bankruptcy.

         5.3 NO FUNDING. Nothing contained in this Plan and no action taken hereunder will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant or beneficiary or any other person. Amounts due under this Plan at any time and from time to time will be paid from the general funds of the Company. To the extent that any person acquires a right to receive payments hereunder, such right shall be that of an unsecured general creditor of the Company.

         5.4 NO RIGHTS PRIOR TO AWARD APPROVAL. No Participant will have any right to payment of a bonus pursuant to this Plan unless and until it has been determined and approved under Section 4.2.


                         ARTICLE VI. ADMINISTRATION

         6.1 ADMINISTRATION. This Plan will be administered by the Committee according to any rules that it may establish from time to time that are not inconsistent with the provisions of the Plan.

         6.2 EXPENSES OF THE PLAN. The expenses of administering the Plan will be borne by the Company.


                      ARTICLE VII. REQUIREMENTS OF LAW

         7.1 GOVERNING LAW. The Plan will be construed in accordance with and governed by the laws of the State of Missouri.

         7.2 WITHHOLDING TAXES. The Company has the right to deduct from all payments under this Plan any Federal, State, or local taxes required by law to be withheld with respect to such payments.


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                   ARTICLE VIII. AMENDMENT AND TERMINATION

         8.1 AMENDMENT AND TERMINATION. The Committee, in its sole and absolute discretion may modify or amend any or all of the provisions of this Plan at any time and from time to time, without notice, and may suspend or terminate it entirely.

                      ARTICLE IX. SHAREHOLDER APPROVAL

         9.1 SHAREHOLDER APPROVAL. This Plan shall be subject to approval by the affirmative vote of a majority of the shares cast in a separate vote of the shareholders of the Company at a Special Meeting of Shareholders, and such shareholder approval shall be a condition to the right of a Participant to receive any bonus hereunder.

         The undersigned hereby certifies that this Plan was duly adopted by the Board at its meeting on July 15, 2004.


                                       By:     /s/ David D. Mattern
                                               ------------------------------
                                       Title:  Secretary and General Counsel
                                       Date:   July 28, 2004